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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 28, 1999 (May 28, 1999)

                           J. ALEXANDER'S CORPORATION
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             (Exact name of registrant as specified in its charter)

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                     Tennessee                                       1-08766                       62-0854056
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
   (State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                               Identification No.)
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                   P.O. Box 24300
                3401 West End Avenue
                Nashville, Tennessee                                  37203
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        (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (615) 269-1900


                          Volunteer Capital Corporation
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          (Former name or former address, if changed since last report)


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Item 5.       Other Events
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         On May 28, 1999, J. Alexander's Corporation (the "Company") issued a press release stating that the Board of Directors of the Company had declined to pursue discussions regarding a restated and contingent proposal by O'Charley's, Inc. to purchase the Company for $5.50 per share in cash. In the press release, the Company stated that its Board of Directors and management believe it is in the best interest of the Company and its shareholders to continue to execute the Company's strategic business plan and to remain an independent public company. The press release is filed as an exhibit hereto and is incorporated by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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      Exhibit 99.1    Press release dated May 28, 1999.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      J. ALEXANDER'S CORPORATION


Date: May 28, 1999                    By: /s/ R. Gregory Lewis
                                         ---------------------------------------
                                         R. Gregory Lewis
                                         Vice President, Chief Financial Officer
                                         and Secretary









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                                  EXHIBIT INDEX

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No.          Exhibit
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
99.1         Press release dated May 28, 1999.

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